Investor Roadshow Presentation

Forward-looking statements and non-GAAP financial measures This document contains forward-looking statements relating to our plans and expectations including, without limitation, statements regarding the future performance and operations of our business, expected growth from our digital investments, and the expected amount and timing of any share repurchases, all of which are subject to risks and uncertainties. Such statements are based on management’s expectations and assumptions as of the date of this release and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in our forward-looking statements including: (1) national and global economic conditions which can be negatively impacted by factors such as rising interest rates, inflation, political instability, epidemics and global trade uncertainty, (2) our ability to attract sufficient qualified candidates and employees to meet the needs of our clients, (3) our ability to attract and retain clients, (4) our ability to maintain profit margins, (5) our ability to successfully execute on business strategies to further digitalize our business model, (6) the timing and amount of common stock repurchases, if any, which will be determined at management’s discretion and depend upon several factors, including market and business conditions, the trading price of our common stock and the nature of other investment opportunities, (7) new laws, regulations, and government incentives that could affect our operations or financial results, (8) our ability to access sufficient capital to finance our operations, including our ability to comply with covenants contained in our revolving credit facility, and (9) any reduction or change in tax credits we utilize, including the Work Opportunity Tax Credit. Other information regarding factors that could affect our results is included in our Securities Exchange Commission (SEC) filings, including the company’s most recent reports on Forms 10-K and 10-Q, copies of which may be obtained by visiting our website at www.trueblue.com under the Investor Relations section or the SEC’s website at www.sec.gov. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other references to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the SEC. In addition, we use several non-GAAP financial measures when presenting our financial results in this document. Please refer to the reconciliations between our GAAP and non-GAAP financial measures in the appendix to this presentation and on our website at www.trueblue.com under the Investor Relations section for additional information on both current and historical periods. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Any comparisons made herein to other periods are based on a comparison to the same period in the prior year unless otherwise stated.

Investment highlights Return of Capital Market leader in U.S. blue collar staffing and global RPO with increasingly diverse service offerings Highly fragmented industry with strong growth potential from secular forces Strong balance sheet and cash flow to support stock buybacks Advancing technology applications and enhancing the experience for those we serve to grow market share Experienced Leadership Team Deep human capital expertise with proven success at driving growth and delivering value to stakeholders

Our Mission: Connecting People and Work

84,000
Clients served annually with strong diversity[1]

611,000
People connected to work during 2022

One of the largest U.S. industrial staffing providers

One of the largest global RPO providers

2022 Revenue
$2.3B

2018-2022 Average Return on Equity[2]
13%

Returning Value to Shareholders
(Share Repurchases last 5 years)
$204M

All segments earned the Top Workplaces USA Award issued by Energage

HRO Today magazine repeatedly recognizes PeopleScout as a global market leader

Thousands of veterans hired each year via internal programs as well as Hiring Our Heroes and Wounded Warriors

Recognized for breakthrough board practices that promote greater diversity and inclusion

[1] No single client accounted for more than 4% of total revenue for FY 2022.
[2] Calculated as adjusted net income divided by average shareholders' equity over the prior four quarters. See the appendix to this presentation and "Financial Information" in the Investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results.

TrueBlue, Inc.
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Three specialized segments meet diverse client needs

peopleready A TRUEBLUE COMPANY

On-demand general and skilled labor for industrial jobs

peoplescout A TRUEBLUE COMPANY

Talent solutions for outsourcing the recruiting process for permanent employees peoplemanagement A TRUEBLUE DIVISION

Contingent, on-site industrial staffing and commercial driver services

	PeopleReady	PeopleScout	PeopleManagement
Revenue[1]	57%	14%	29%
Segment profit mix[1]	59%	30%	11%
Segment profit margin[1]	7%	14%	2%

	PeopleReady	PeopleScout	PeopleManagement	TrueBlue
Incremental Segment profit / EBITDA margin[2]	15 – 20%	27 – 32%	8 – 13%	15 – 20%

[1] Revenue and segment profit calculations based on FY 2022. We evaluate performance based on segment revenue and segment profit. Segment profit includes revenue, related cost of services, and ongoing operating expenses directly attributable to the reportable segment. Segment profit excludes depreciation and amortization expense, unallocated corporate general and administrative expense, interest expense, other income, income taxes, and other adjustments not considered to be ongoing.
[2] Average, estimated margin associated with additional organic revenue. Refer to "Financial Information" in the investors section of our website at www.trueblue.com for more information regarding non-GAAP terms.

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Solving workforce challenges Workforce Complexity Many factors, including globalization, the “gig” economy and diversity are changing the world of work requiring a disciplined approach to hiring. Artificial Intelligence Companies are seeking ways to become nimbler and more efficient Deploying AI to source human capital will be a competitive differentiator. Remote Recruiting The worker supply chain is becoming increasingly decentralized. TrueBlue’s digital strategy connects people anywhere at any time. Workforce solutions are in high demand as businesses increasingly turn to human capital experts to solve talent challenges. A robust value proposition with specialized, digital solutions for staffing, workforce management and recruitment process outsourcing.

US Industrial Staffing: Opportunity to capture market share

United States Staffing Market ~$180B[1]

Represents 30% of $600B global staffing market



CA
US
UK
SE
BE
NL
FR
DE
CH
ES
IT
IN
CN
JP
AU

Industrial temporary staffing ($37B)
2nd largest U.S. segment (20%)



Trucking (CL)
On-site Hourly
On Demand (PR)
Skilled Trades (PR)
On-site Cost Per Unit

Why Industrial Staffing?

- **2nd largest segment** of the U.S. staffing industry ($37B in 2021)
- **Highly fragmented** with no **dominant** competition
- **Digital adoption** by the industry can expand growth opportunity, like rideshare companies did for the taxi industry
- Capitalize on **ecommerce logistics** as online retail continues to grow
- Unique growth opportunity to fill key **skilled trades** positions as baby boomers retire
- The Biden Administration's **infrastructure** and **clean energy** plans are expected to inject **billions** into the labor market
- The industry **rebounds quickly** in the early stages of a recovery

[1] Source: Staffing Industry Analyst reports: US Staffing Industry Forecast (September 2022) and Global Staffing Market Estimates & Forecasts (June 2022). Industrial temporary staffing includes various occupations such as: laborers, packers, construction workers, skilled trades, machinists, janitors, etc.

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Recruitment Process Outsourcing: High margin plus double-digit revenue growth Global RPO Market ~$5B1 Why RPO?  “Immature” market with no one dominant player  Traditionally “sticky” business model with high client retention and engagement  Industry produced double-digit annual revenue growth historically and recovered swiftly from recent recession  Industry poised for growth as companies seek new solutions to increasing labor challenges Strong history of growth with a 2017-2021P market CAGR of ~13% 50% in Technology, Manufacturing & Life Science industries North America represents 50% followed by EMEA (30%) and APAC (20%) 1 Source: Recruitment Process Outsourcing (RPO) State of the Market Report 2022 [Everest Group]

Strategically positioned for secular growth

Strong position in attractive vertical markets

Vertical	Mix	
Manufacturing	20%	▪ Political climate favoring investments in domestic manufacturing facilities
Transportation	16%	▪ Acute supply / demand gap and high turnover creating the need for temporary truck drivers
Construction	16%	▪ Skilled worker shortages in key areas where TrueBlue specializes and has a recruiting edge (e.g. skilled construction) ▪ Flight to the suburbs will be a tailwind for the industry
Retail	14%	▪ E-commerce driving the need for more warehouses and more workers per warehouse to facilitate expedited delivery and returns

TBI FY 2022 Mix by Vertical

Powerful secular forces in industrial staffing

Positive Demographic Trends

- Deepening of the general contingent labor pool as workers across the generational spectrum are embracing the gig economy (e.g. millennials with side-hustles and semi-retired baby boomers)

Compelling Technology

- Industry is ripe for digital disruption
- Potential for large providers with sizeable transaction volume to capture market share
- Opportunity to enhance efficiency and growth

Capitalizing on Industry Evolution

- Heightened scrutiny around worker classification (contractor v. employee)
- Offering a variety of workforce management solutions (e.g. PPO, Employer of Record, MSP) to help clients find compliant solutions

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Advance technology and enhance the experience for those we serve to grow market share Strategy highlights and priorities  Digitalize our business model to gain market share from smaller, less capitalized competitors and reduce expenses  Advance JobStackTM capabilities to better accommodate our associates and increase worker supply  Enhance training and expand geographic and vertical coverage to drive sales and improve the client and associate experience  Augment sales team to enable specialization and gain market share in high growth sectors  Seek opportunities to grow domestically and globally through acquisition and / or new product offerings  Advance technology platform with a focus on improving client delivery and recruiting efficiency  Leverage sales resource investments to expand into under-penetrated geographic markets  Increase adoption of on-site workflow product offering to expand margin profile  Invest in client and associate care in addition to retention programs

PeopleReady: Focusing on digital transformation and operational excellence

- Combine the strength of our **geographic footprint** and **JobStack™** capabilities
  - Customers and associates can connect 24/7 via JobStack app
  - Expansive coverage through branches and regional service centers
  - Digitalization enables operational efficiencies

- **Enhance** customer and associate **experience**
  - Renewed emphasis on account management to improve customer retention
  - Employee programs emphasizing learning and development to strengthen service delivery and talent retention

- Grow market share in **specialized verticals**
  - Well-positioned to capitalize on growing renewable energy vertical
  - Skilled labor shortages in areas where we specialize



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PeopleScout: Industry leader with historically high margins

- **Strong Growth Prospects**
  - **Demonstrated track record** servicing large employers with dynamic needs in growing industries
  - Augmenting sales teams to **gain market share** in high growth sectors
  - **Global focus** as growing number of deals are multi-region and multi-country

- **Affinix Technology: A Differentiated Experience**
  - Connects clients and candidates using AI, machine learnings and predictive analytics ideal in today's **remote recruiting** landscape
  - Provides a superior **candidate experience**, which is critical as our clients compete for talent



Historical Revenue
Amounts in millions
Record High
$181
$252
$160
$263
$318
3YR CAGR 12%
Recovered
2016
2019
2020
2021
2022

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PeopleManagement: Expanding market share and margin  Business model is more insulated from cyclical changes due to the outsourced nature of our client relationships  Sales teams are scaling in underserved markets to expand share  Opportunity to raise margin profile through higher penetration of workflow solutions, special project teams and mobile driver services ~80% of on-site revenue is in the East and Midwest On-site growth opportunities

ESG principles help us make sound decisions AAA Rating Risk Ranking: Negligible Risk Exposure: Low Risk Management: Strong Key Statistics:  75% of board members are women or racially diverse  50% of senior management are women  97% of voting shareholders approved executive compensation How ESG guides our decision making:  Code of conduct and business ethics framework  Board of directors oversight & governance  Executive compensation structure  Enterprise risk management program External ESG Ratings

Balance sheet remains strong 1 Total debt to capital calculated as total debt divided by the sum of total debt plus shareholders’ equity. 2 Calculated as adjusted net income divided by average shareholders’ equity over the prior four quarters. See the appendix to this presentation and “Financial Information” in the Investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results. $257 $161 $294 $293 $38 $63 $50 $72$295 $224 $344 $365 2019 2020 2021 2022 Borrowing availability Cash $1 $63 $50 $72 2019 2020 2021 2022 6% 0% 0% 0% 2019 2020 2021 2022 16% 13% 4% 15% 17% 2018 2019 2020 2021 2022 2 Amounts in millions Amounts in millions

Focused capital strategy Investing in technology and returning excess capital to shareholders 24% 42% 29% 5% (2018 - 2022) Net debt reductions Share repurchases, net Capital expenditures Acquisitions Historical use of capitalCapital allocation priorities  Strategic technology investments to further digitalize our business model  Return excess capital to shareholders through share repurchases  Disciplined acquisition strategy to supplement organic revenue growth

Strong track record of returning capital to shareholders $204 million of capital returned to shareholders via share repurchases over the last five years (2018-2022) 2.2M shares repurchased 6% reduction in shares outstanding 1 Year 6.4M shares repurchased 17% reduction in shares outstanding 9.6M shares repurchased 23% reduction in shares outstanding 3 Years 5 Years

Leadership with deep industry experience



Steve Cooper
Director and CEO

20+ years of industry experience

12 years as TrueBlue CEO

TrueBlue Director since 2006



Derrek Gafford
EVP and CFO

20+ years of industry experience

19 years of CFO experience

TrueBlue CFO since 2006



Taryn Owen
President and COO

20+ years of industry experience

10 years as business leader

TrueBlue President & COO since 2022

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NON-GAAP FINANCIAL MEASURES AND NON-GAAP RECONCILIATIONS In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Non-GAAP measure Definition Purpose of adjusted measures Adjusted net income (loss) Net income (loss), excluding: – gain on divestiture, – amortization of intangibles of acquired businesses, – amortization of software as a service assets, – acquisitions/integration costs, – goodwill and intangible asset impairment charge, – PeopleReady technology upgrade costs, – COVID-19 government subsidies, net, – other adjustments, net, – tax effect of each adjustment to U.S. GAAP, and – adjustment of income taxes to normalized effective rate for periods prior to Q2 2020. – Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. – Used by management to assess performance and effectiveness of our business strategies. – Provides a measure, among others, used in the determination of incentive compensation for management.

RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO ADJUSTED NET INCOME (Unaudited) 52 weeks ended (in thousands) Dec 25, 2022 Dec 26, 2021 Dec 27, 2020 Dec 29, 2019 Dec 30, 2018 Net income (loss) $ 62,273 $ 61,634 $ (141,841) $ 63,073 $ 65,754 Gain on divestiture (1) — — — — (718) Amortization of intangible assets of acquired businesses 5,746 6,704 10,144 17,899 20,750 Amortization of software as a service assets (2) 2,985 2,709 2,307 1,624 — Acquisition/integration costs (3) — — — 1,562 2,672 Goodwill and intangible asset impairment charge — — 175,189 — — Accelerated depreciation (4) 1,658 — — — — PeopleReady technology upgrade costs (5) 7,935 1,300 — — — COVID-19 government subsidies, net (6) — (4,222) (6,211) — — Other adjustments, net (7) 4,027 4,404 8,074 2,291 10,317 Tax effect of adjustments to net income (loss) (8) (3,392) (1,802) (28,729) (3,273) (5,074) Adjustment of income taxes to normalized effective rate (9) — — (3,719) (2,835) (1,843) Adjusted net income $ 81,232 $ 70,727 $ 15,214 $ 80,341 $ 91,858

Footnotes: 1. Gain on the divestiture of our PlaneTechs business, sold mid-March 2018. 2. Amortization of software as a service assets is reported in selling, general and administrative expense. 3. Acquisition and integration costs related to the acquisition of TMP Holdings LTD completed on June 12, 2018. 4. Accelerated depreciation for the existing systems being replaced by the upgraded PeopleReady technology platform. 5. Costs associated with upgrading legacy PeopleReady technology. 6. Net impact of COVID-19 related government subsidies. For fiscal 2020, we received government subsidies of $9.9 million. We elected to distribute a portion of the total benefit to our employees in the form of a $3.7 million bonus, resulting in a net benefit of $6.2 million for the fiscal year. These subsidies extended into 2021, providing a benefit of $4.2 million for fiscal year 2021. 7. Other adjustments for fiscal year 2022 primarily include $4.2 million in accelerated software costs and $1.1 million of costs incurred to transition to a new third-party claims administrator for workers’ compensation, partially offset by a benefit of $1.4 million from forfeited stock awards associated with the CEO transition that were expensed in prior years. Other adjustments for fiscal year 2021 primarily include workforce reduction costs of $2.0 million to streamline our delivery teams within our PeopleReady and PeopleScout segments, costs incurred while transitioning into our new Chicago office of $1.8 million, and other technology implementation costs. Other adjustments for fiscal year 2020 primarily include workforce reduction costs of $12.6 million as part of our cost management actions in response to COVID-19, implementation costs for cloud-based systems of $0.9 million and costs incurred while transitioning into our new Chicago office of $0.7 million. These costs were partially offset by a $6.3 million benefit from reduction in expected costs to comply with the Affordable Care Act. Other adjustments for fiscal year 2019 primarily include workforce reduction costs of $3.3 million in the PeopleReady business and implementation costs for cloud-based systems of $3.2 million, partially offset by a $3.9 million workers' compensation benefit related to additional insurance coverage associated with former workers' compensation carriers in liquidation. Other adjustments for fiscal year 2018 primarily include implementation costs for cloud-based systems of 6.7 million and accelerated vesting of stock associated with our CEO transition of $3.6 million. 8. Total tax effect of each of the adjustments to U.S. GAAP net income (loss) using the effective income tax rate for fiscal years 2022, 2021 and 2020, and the expected long-term ongoing tax rate for fiscal years prior to 2020. For fiscal years 2019 and 2018 the long-term ongoing tax rate was expected to be 14 percent. 9. Beginning in Q2 2020, we decided not to adjust our GAAP tax rate to an expected long-term ongoing rate in our adjusted net income calculation. Thus the adjustment for fiscal year 2020 relates to the Q1 2020 adjustment of the effective income tax rate to the long-term ongoing rate of 12 percent expected at that time. The adjustment to fiscal years prior to 2020 reflect the adjustment of the effective income tax rate to the long-term ongoing rate expected at that time (14 percent for fiscal years 2019 and 2018).